EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
     In connection with the Annual Report of Kirkland’s, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 29, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Michael Madden, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. MICHAEL MADDEN W. Michael Madden
Senior Vice President and Chief Financial Officer
April 14, 2011

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